Share-based awards and other equity instruments	12 Months Ended
Dec. 31, 2018
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-based awards and other equity instruments
Share-based awards and other equity instruments
Option issuance prior to IPO
In connection with the controlling-interest acquisition of trivago by the Expedia Group, Inc. (formerly Expedia, Inc., the "Parent" or "Expedia") in 2013, certain outstanding trivago employee options as of the acquisition date were replaced with new trivago employee option awards exercisable into trivago Class A shares. The replacement awards were exchanged at acquisition date fair value and maintained their original service-based vesting schedule and strike price of €1. The original service-based vesting period for these awards are between one and three years. The options also contained conditions which allowed holders to put underlying shares to Expedia (and for which Expedia was able to call) during prescribed liquidity windows in 2016 and 2018, however holders are required to exercise options and hold underlying shares for a reasonable period of time prior to liquidation in order to participate in the risks and rewards of equity ownership. Of the 887 option awards outstanding as of January 1, 2014, 858 option awards were replaced at the time of Expedia’s acquisition of a controlling interest in us and the remaining were additional grants in 2013 which contained similar provisions as the replacement awards.
77 and 146 Class A employee share options were granted in 2015 and 2016, respectively. Additionally, 62,178 and 74,580 Class B employee share options were granted in 2015 and 2016, respectively, which have economic and voting rights that are 1/1000 of a Class A option. Class A and Class B are presented as the same class of shares and Class B option awards are presented in terms of Class A equivalents. The majority of the employee share options granted in 2015 and 2016 had a strike price of €1. The remaining options granted in 2015 were granted with strike prices which approximated the 2013 acquisition date fair value of trivago shares and the remaining 2016 options were granted with a strike price equal to the fair value of trivago shares estimated at the time of grant. All option awards granted in 2015 and 2016 contain service based vesting provisions between two and three years. The shares subscribed for underlying the grants in 2015 and 2016 are eligible to participate in prescribed liquidity events originally scheduled to occur in 2016, 2018 and 2020. Options granted with exercise prices in excess of €1 are not expected to participate in the risks and rewards of ownership for a reasonable period of time and are therefore accounted for as liability awards.
In the third quarter of 2015, 484 Class A equivalent trivago employee option awards were exercised for nominal proceeds. The underlying shares were held by employees in order to participate in the 2016 liquidity window. Upon exercise of these options, trivago paid employees’ personal tax liability related to the option exercise collateralized by the underlying shares and to be repaid by employees from 2016 liquidation proceeds. As the proceeds of €7.1 million were funded by Expedia, trivago recognized a related party payable for this amount. trivago’s extension of this nonrecourse loan to employees triggered an accounting modification and changed the classification of the awards from equity to liability accounting treatment, resulting in a one-time modification charge of €7.3 million and subsequent liability accounting treatment requiring remeasurement to fair value at each reporting period until settlement in 2016. The shareholder loan receivable was netted within the members’ liability balance which reflects the value of the liability awards, net of the loan.
There were certain shares held by trivago employees which were originally awarded in the form of share-based options pursuant to the trivago employee option plan and subsequently exercised by such employees. During the second quarter of 2016, Expedia exercised a call right on these shares and elected to do so at a premium to fair value, the aggregate payment of which, €62.5 million, was recorded as a Contribution from Parent in Members’ Equity. The exercise resulted in an incremental share-based compensation charge of approximately €43.7 million in the second quarter of 2016 pursuant to liability award treatment. The differential between the cash settlement amount and the incremental share-based compensation charge reflects share-based compensation expense recorded on these awards in previous periods. The €7.1 million related party payable and the €7.1 million shareholder loan receivable, netted within the members’ liability balance, was extinguished due to cash withheld from proceeds paid to employees by Expedia as part of this call right exercised by Expedia. The acquisition of these employee minority interests increased Expedia’s ordinary ownership of trivago to 63.5%.
In the third quarter of 2016, 38 Class A equivalent trivago employee option awards were exercised for nominal proceeds. All of these awards were liability-classified awards and their subsequent settlement resulted in a reclassification of €4.2 million from Option liability to Reserves in equity. The options exercised were later called by Expedia, with the options exercised having strike prices in excess of €1. Expedia withheld all of the proceeds from exercise, which resulted in a €0.7 million payment to trivago and an offsetting impact to Reserves in equity.
Amendment to trivago option plan
In conjunction with the IPO of trivago N.V. there was a modification to the trivago option plan on December 22, 2016. The modification converted the options for shares in trivago GmbH into options for shares in trivago N.V. The adjustment to the terms of the options was equitable to the option holder, whereas the fair value calculated before and after the adjustment resulted in no incremental fair value. There was no change to the vesting or service conditions of the awards due to the amendment to the trivago option plan. The liquidity windows in 2018 and beyond are no longer in effect under the amended trivago option plan.
Furthermore, as part of the modification of options for units in trivago GmbH to options for shares in trivago N.V., all awards are considered to be equity classified awards as of the modification date. Prior to the modification, certain awards with an exercise price higher than €1 were liability classified as the option holders were not expected to participate in the risks and rewards normally associated with equity share ownership for a reasonable period of time. However, with the modification, the employees no longer have the option for the Company to settle the options in cash and with the IPO the employees can now have access to a liquid market for the shares of trivago N.V., allowing them to participate in the risks and rewards or equity share ownership. The amendment to the plan and modification resulted in a €4.9 million reclassification of the liability for these options to Reserves in equity and the awards are classified as equity going forward.
2016 Omnibus Incentive Plan
In connection with our IPO, we established the trivago N.V. 2016 Omnibus Incentive Plan, which we refer to as the 2016 Plan, with the purpose of giving us a competitive advantage in attracting, retaining and motivating officers, employees, directors who are members of the management board and/or consultants by providing them incentives directly linked to shareholder value. The maximum number of Class A shares available for issuance under the 2016 Plan shall be 34,711,009 Class A shares, which does not include any Class B share conversions. Class A shares issuable under the 2016 Plan will be represented by ASDs for such Class A shares. The 2016 Plan was amended on March 6, 2017 to permit the delegation of certain responsibilities to the management board.
The 2016 Plan is administered by a committee of at least two members of our supervisory board, which we refer to as the plan committee. The plan committee must approve all awards to directors. Our management board may approve awards to eligible recipients other than directors, subject to annual aggregate and individual limits as may be agreed with the supervisory board. Subject to applicable law or the listing standards of the applicable exchange, the plan committee may delegate to other appropriate persons the authority to grant equity awards under the 2016 Plan to our eligible award recipients. Management board members, supervisory board members, officers, employees and consultants of the company or any of our subsidiaries or affiliates, and any prospective directors, officers, employees and consultants of the company who have accepted offers of employment or consultancy from the company or our subsidiaries or affiliates (excluding supervisory board members) are eligible for awards under the 2016 Plan.
Awards include options, share appreciation rights, restricted stock units and other share-based and cash-based awards. Awards may be settled in stock or cash. The option exercise price for options granted to members of the management board and the supervisory board under the 2016 Plan for management board members shall not be less than the fair market value of a Class A share as defined in the 2016 Plan on the relevant grant date, unless otherwise approved by shareholders at a general meeting. The option exercise price for options under the 2016 Plan for other eligible individuals can be less than the fair market value of a Class A share as defined in the 2016 Plan on the relevant grant date. To the extent that listing standards of the applicable exchange require the company’s shareholders to approve any repricing of options, options may not be repriced without shareholder approval.
Options and share appreciation rights shall vest and become exercisable at such time and pursuant to such conditions as determined by the plan committee and as may be specified in an individual grant agreement. The plan committee may at any time accelerate the exercisability of any option or share appreciation right. Restricted shares may vest based on continued service, attainment of performance goals or both continued service and performance goals. The plan committee at any time may waive any of these vesting conditions.
Options and share appreciation rights will have a term of not more than ten years. The 2016 Plan will also have a ten year term, although awards outstanding on the date the 2016 Plan terminates will not be affected by the termination of the 2016 Plan.
As of December 31, 2016, there were no awards granted under the 2016 Plan. During the years ended 2017 and 2018, 10,561,001 and 5,002,236, respectively, awards were granted under the 2016 Plan.
trivago amended option plan
Under the trivago amended option plan, we may grant share options and other share-based awards to management board and supervisory board members, officers, employees and consultants. We issue new shares to satisfy the exercise or settlement of share-based awards.
The following table presents a summary of our share option activity in trivago N.V. equivalent shares for periods prior to January 1, 2017 and trivago N.V. shares after January 1, 2017:

	Options	Weighted average exercise price	Remaining contractual life	Aggregate intrinsic value
			(In years)	(in thousands)
Balance as of January 1, 2016	722	€3,239
Granted	221	€80,926
Exercised	39	€17,953
Cancelled	2	€1
Balance as of December 31, 2016	902	€21,637	49	68,235
Balance as of December 31, 2016 (trivago N.V. equivalents)	7,704,659
Granted	10,561,001	€7.16		11,827
Exercised	1,093,428	€0.13		14,860
Cancelled	63,658	€8.15		366
Balance as of December 31, 2017	17,108,574	€5.66	21	32,178
Granted	4,944,430	€3.99		12,573
Exercised	531,410	€0.30		2,855
Cancelled	828,196	€6.23		1,182
Balance as of December 31, 2018	20,693,398	€5.54	17	32,050
Exercisable as of December 31, 2018	7,057,182	€4.08	35	21,894
Vested and expected to vest after December 31, 2018	20,693,398	€5.54	17	32,050

As discussed above, the options legally exercised in 2015 were subject to an accounting modification that changed their classification from equity to liability awards. These awards remained subject to variable accounting treatment through their settlement date in June 2016. Prior to the IPO, 93 Class A and 6 Class B options (in terms of Class A equivalents options) were subject to liability accounting. As of December, 31, 2017 and 2018, no option awards are subject to liability accounting.
The total intrinsic value of share options exercised was €14.9 million and €2.9 million for the year ended December 31, 2017 and December 31, 2018, respectively.
During the years ended December 31, 2016, 2017 and 2018, we awarded share options as part of our share-based compensation. The fair value of share options granted during the years ended December 31, 2016, 2017 and 2018 were estimated at the date of grant using the Black-Scholes option-pricing model, assuming the following weighted average assumptions:

	Year ended December 31,
	2016	2017	2018
Risk-free interest rate	1.31%	2.18%	1.74%
Expected volatility	46%	41%	33%
Expected life (in years)	2.68	4.62	4.42
Dividend yield	—%	—%	—%
Weighted-average estimated fair value of options granted during the year	€34,425	€4	€3

In 2018, we granted restricted stock units (RSUs) as part of our share-based compensation. The RSUs are service-based awards which vest between one and three years. The fair value of the RSUs granted are based on the stock price on the day of grant. The following table presents a summary of our RSUs:

	RSUs	Weighted Average Grant Date Fair Value	Remaining contractual life

Balance as of January 1, 2018	—	€—
Granted	57,806	€3.88	7
Vested	—	€—
Cancelled	—	€—
Balance as of December 31, 2018	57,806	€3.88	7

In 2016, 2017 and 2018, we recognized total share-based compensation expense of €53.7 million, €16.0 million and €20.7 million, respectively. There was no income tax benefit related to share-based compensation expense for 2016, 2017 and 2018. Additionally, €318 thousand and €85 thousand of share-based compensation cost was capitalized in 2016 and 2017, respectively, as part of software development costs. No share-based compensation cost was capitalized in 2018.
Cash received from share-based award exercises for the years ended December 31, 2016, 2017 and 2018 was €686 thousand, €42 thousand and €161 thousand, respectively.
As of December 31, 2018, there was approximately €27.0 million in unrecognized share-based compensation expense related to unvested share-based awards subject to equity treatment, which is expected to be recognized in expense over the weighted average period of 1.8 years.